Investor Presentation November 2005

1 1
Forward-Looking Statements
This presentation may contain “forward-looking statements” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,”
“anticipates,” “projects,” “plans,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-
looking statements contained in this presentation. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include general economic and industry conditions and consumer confidence; uncertainties arising from global events; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the
Company’s advertising campaign and other marketing programs; the Company’s ability to further penetrate the U.S.
retail furniture channel, continuously improve its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; rising commodity costs; the market price for the Company’s common stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; and the inability to obtain foreign tax rulings required to complete an additional repatriation of foreign earnings. Additional information concerning these and other risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission including without limitation in the Company’s Annual Report on
Form 10-K under the headings “Special Note Regarding Forward Looking Statements” and “Business-Risk Factors.”
Any forward-looking statement speaks only as of the date on which it is made, and except as required by law, the
Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events or circumstances.
Non-GAAP Financial Information
This presentation includes certain “non-GAAP financial measures”, including pro forma net income per share.
Information relating to these non-GAAP financial measures, including a presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and a reconciliation of the differences between the non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP, are included at the end of this presentation.

2 2 Bob Trussell Chief Executive Officer

3 3
Business Review
Business Review
Leading producer of premium mattresses and pillows
Leading producer of premium mattresses and pillows
–
–
Proprietary formula and manufacturing process
Proprietary formula and manufacturing process
–
–
#1 visco-elastic market share
#1 visco-elastic market share
Global sales under the “TEMPUR™”
Global sales under the “TEMPUR™”
and “Tempur-Pedic™”
and “Tempur-Pedic™”
trademarks
trademarks
–
–
43.4% CAGR in the four years ending December 31, 2004
43.4% CAGR in the four years ending December 31, 2004
–
–
Sales in 60 countries through 4 diverse channels
Sales in 60 countries through 4 diverse channels
Premium segment (>$1,000) of ~$10.6 billion global wholesale mattress market
Premium segment (>$1,000) of ~$10.6 billion global wholesale mattress market
–
–
Fastest-growing segment of U.S. market
Fastest-growing segment of U.S. market
–
–
Represented ~24% of U.S. mattress sales in 2004
Represented ~24% of U.S. mattress sales in 2004
TEMPUR
TEMPUR™
TM
products provide greater overall comfort and better quality sleep products provide greater overall comfort and better quality sleep
–
–
Temperature-sensitive and contours more naturally to the body
Temperature-sensitive and contours more naturally to the body
–
–
Recommended by more than 25,000 healthcare professionals
Recommended by more than 25,000 healthcare professionals

4 4
Drive new store growth of the U.S. and International Furniture & Bedding channels
Continue to increase slots per door
Continue penetration of the healthcare channel
Drive awareness of Tempur and Tempur-Pedic brands through targeted marketing and advertising campaigns
Direct response advertising generates over 4.3 billion consumer “impressions ”
per month in the U.S.
Expand manufacturing production capacity  – Albuquerque facility on schedule to open 2Q06
Continued R&D investments to maintain innovation and market leadership
Augment management and employee base as growth dictates
Focus on premium mattress and pillow franchise
Leverage vertically-integrated, proprietary manufacturing process
Continue to improve and expand product line (e.g., Euro & Original)
Focus on Core
Products
Further Penetrate
Existing Channels
Investment to
Support Growth
Continue to Build
Global Brand
Business Strategy
Business Strategy

5 5
Diversity Across Products
Diversity Across Products
3Q05 YTD Sales: $104.2 million (16.8% of Total)
3Q05 YTD Sales: $104.2 million (16.8% of Total)
Retail Price:
Retail Price:
–
–
Adjustable Beds: $1,300 –
Adjustable Beds: $1,300 –
$2,800
$2,800
–
–
Other: $35 –
Other: $35 –
$150
$150
3Q05 YTD Sales: $92.9 million (15.0% of Total)
3Q05 YTD Sales: $92.9 million (15.0% of Total)
Retail Price: $70 –
Retail Price: $70 –
$165
$165
3Q05 YTD Sales: $424.0 million (68.3% of Total)
3Q05 YTD Sales: $424.0 million (68.3% of Total)
Queen Retail Price Point: $1,199 –
Queen Retail Price Point: $1,199 –
$2,999
$2,999
Pillows
Adjustable
Beds / Other
Mattresses

6 6
U.S. Mattresses and Foundations
Attractive Industry Growth Dynamics
Attractive Industry Growth Dynamics
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
1982 1985 1988 1991 1994 1997 2000 2003
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
Units Shipped Dollar Value
Dollar Value (mm’s)
Units Shipped (000’s)
___________________________
Source: International Sleep Products Association, 2004Annual Report
Consumer demand for premium
mattresses driven by:
–
Increased housing purchases,
especially by the baby-boomer
generation
–
Aging population with greater
disposable income seeking health and
sleep benefits
–
Increased awareness of the health
benefits of a better quality mattress
–
Replacement cycles
Trajectory continued in 2004
–
Units increased 3.7%
–
Dollars increased 11.3%

7 7
Tempur-Pedic Addresses Fastest
Tempur-Pedic Addresses Fastest
Growing Segment
Growing Segment
U.S. market segments:
U.S. market segments:
–
–
Over $1,000
Over $1,000
24%
24%
–
–
$500 –
$500 –
$1,000
$1,000
41%
41%
–
–
Under $500
Under $500
35%
35%
Tempur-Pedic’s addressable
Tempur-Pedic’s addressable
market: $3.6 billion
market: $3.6 billion
The premium market grew 36% in
The premium market grew 36% in
2004
2004
$5.6 Billion U.S. 2004 Market by Segment
Over $1,000
$500 - $1,000
Under $500
Tempur-Pedic’s Addressable
Market Market
Other Other
___________________________
Source: International Sleep Products Association, 2004 Annual Report

8 8
Robust Retail Channel Growth
Robust Retail Channel Growth
U.S. Furniture Retail Net Sales & Store Count
($ in millions)
Sales to established
accounts: expect 20-25%
growth in 2005
Average floor slots per
store increased from 1.7 to
2.2 in 2004, up to 2.8 in
3Q05
Total doors targeted in
U.S.: 10,000
Overall U.S. mattress
market:
~$5.6 billion in 2004
$24
$32
$35
$48
$52
$71
$71
$93
$79
$85
4,100
3,900
4,830
5,100
4,400
2,018
2,713
2,515
3,111
3,606
0
1,000
2,000
3,000
4,000
5,000
2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05
Store
Count
$0
$20
$40
$60
$80
$100
$120
Net Sales

9 9
Recent U.S. Mattress Introductions
Recent U.S. Mattress Introductions
The OriginalBed by Tempur-Pedic™
Significantly expands addressable market
–
Fills important price gap in premium category
Queen SRP: $1,199
Shipping as of September ’05
28% Account Penetration as of 9/30/05
The EuroBed by Tempur-Pedic™
Brought to U.S. following great
performance in Europe
Queen SRP: $2,600
Shipping as of July ’05
24% Account Penetration as of 9/30/05

10 10
The Scandinavian Bed Collection by
The Scandinavian Bed Collection by
Tempur-Pedic™
Tempur-Pedic™
Unique bed system: Tempur-Pedic mattress, foundation and adjustable frame
Unique bed system: Tempur-Pedic mattress, foundation and adjustable frame
Designed for the Nordic region; very successful launch
Designed for the Nordic region; very successful launch
–
Began broader European rollout mid ’05; exceeding expectations
Demonstrates our continued investment in product innovation
Demonstrates our continued investment in product innovation
– –
Leveraging Leveraging our our 2 2 R&D R&D centers centers to to develop develop product product for for the the U.S. U.S. and International International markets markets

11 11
New Pillow Introductions
New Pillow Introductions
Domestic
Travel-size ComfortPillow
by Tempur-Pedic™
–
Fills need as airlines eliminate pillows
–
Shipping November ’05 - Holiday shopping
–
SRP: $80
International
September 2005 re-launch in Japan
–
New Japan-specific packaging and
formulation
–
Follows successful futon roll-out

12 12 Dale Williams SVP and Chief Financial Officer

13 13
$79.3
$116.8
$156.0
$268.2
$433.3
$424.0
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
2004 2004 2000 2000
Mattresses Key Growth Driver
Mattresses Key Growth Driver
Mattress Revenues
2001 2001
2002 2002
2003 2003
New stores
New stores
Increasing slots per store
Increasing slots per store
Growing brand awareness
Growing brand awareness
39% Growth 3Q05 YTD
39% Growth 3Q05 YTD
($ in millions)
9M05 9M05

14 14
> 80 million “impressions” per month
> 600 million “impressions” per month
Includes national spots on such shows as: The Radio Factor with Bill
O’Reilly, Westwood One, Dr. Laura, Dr. Joy Browne and WOR with
John Gambling
> 900 million “impressions” per month
> 2.8 billion “impressions” per month
High profile events:  The Apprentice, Oscar’s, Emmy’s, Grammy’ s
Newspapers
Television
Radio
Magazines
Cost Effective Advertising to Build
Cost Effective Advertising to Build
Global Brand
Global Brand
Tempur-Pedic’s national advertising campaign drives over 4.3 billion consumer “impressions” per month

15 15 Continue to Build Global Brand Continue to Build Global Brand Clear, product-oriented advertising and credible consumer industry endorsement communicate the Tempur-Pedic proposition

16 16
Source: Independent survey commissioned by Tempur-Pedic
Almost all of our customers have recommended Tempur-Pedic, with about
Almost all of our customers have recommended Tempur-Pedic, with about two-thirds reporting that they recommended Tempur-Pedic one to five times.
two-thirds reporting that they recommended Tempur-Pedic one to five times.
42% of retail customers report that someone purchased a Tempur-Pedic
42% of retail customers report that someone purchased a Tempur-Pedic mattress as a result of their recommendation.
mattress as a result of their recommendation.
Recommending Tempur-Pedic
Recommending Tempur-Pedic
95%
65%
18%
17%
42%
0%
20%
40%
60%
80%
100%
Recommended
Tempur-Pedic
1-5 times 6-10 times 11+ times Purchase resulted
from
recommendation

17 17
Historical Net Sales Historical Operating Income
(1)
Growing Net Sales and Profitability
Growing Net Sales and Profitability
$162.0
$221.5
$298.0
$479.1
$684.9
$621.1
$0
$100
$200
$300
$400
$500
$600
$700
Net Sales
($ in millions)
$22.4
$30.4
$39.4
$97.1
$151.0
$136.8
$0
$20
$40
$60
$80
$100
$120
$140
$160
Operating
Income
___________________________
1. Includes $9.8 million in non-cash charges for the two months ended December 31, 2002 relating to the step-up in inventory as of November 1, 2002 relating to the Tempur acquisition. The year ended December 31, 2003 includes $4.1 million in compensation expense relating to stock option grants and acceleration. 2004 includes $5.4 million in compensation expense relating to stock option grants and acceleration and $0.9 million in fees related to secondary offering. 9M05 includes $1.9 million in compensation expense relating to stock option grants.
($ in millions)
2000 2000
2001 2001
2002 2002
2003 2003 2000 2000
2001 2001
2002 2002 2003 2003
2004 2004
2004 2004
9M05 9M05
9M05 9M05

18 18
___________________________
1. GAAP EPS of $0.50 for 9M04 and $0.67 for 9M05 for a 34% GAAP 9M YTD growth
42% Growth
42% Growth
Pro-Forma EPS
Operating Cash Flows
Growing Earnings and Cash Flows
Growing Earnings and Cash Flows
$55.7
$79.1
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
($ in millions)
9M04 9M04 9M05 9M05
32% Growth
32% Growth
$0.57
$0.75
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
9M04 9M04 9M05 9M05

19 19
Recent Financial Accomplishments
Recent Financial Accomplishments
$80M Share Repurchase Plan
$80M Share Repurchase Plan
– –
Announced our first repurchase plan effective October 20, 2005 Announced our first repurchase plan effective October 20, 2005
New Global Senior Credit Facility
–
$340M comprised of $200M U.S. revolver, $30M European revolver and $110M
European 5-year term loan
–
Approximately 100 basis point reduction in interest margin on outstanding borrowings and improved terms and conditions
–
Letter of credit under new facility supporting $75M of Industrial Revenue Bonds to finance Albuquerque construction
Repatriated $115M in Foreign Earnings under the American Jobs Creation Act
–
We expect to repatriate $30-35M more by year end
–
Reinvesting proceeds in Albuquerque facility, advertising, other capital needs

20 20
Investment Highlights
Investment Highlights
Global brand recognition
Global brand recognition
Superior product offering
Superior product offering
Favorable secular demand trends
Favorable secular demand trends
Diversified business model
Diversified business model
Track record of profitable growth
Track record of profitable growth

21 21
Supplemental Information
Supplemental Information
To further provide investors useful information, pro forma net income per share is presented and represents the Company's GAAP net income per share before income tax expense on repatriation of foreign dividend of $6.5 million for the nine months ended September 30, 2005. In addition, non-cash stock-based compensation expense of $0.02 and $0.04 for the nine months ended
September 30, 2005 and 2004, respectively, and $0.05 and $0.05 for the year ended December 31,
2004 and 2003, respectively. The Company has unearned non-cash stock-based compensation of
$0.04 as of December 31, 2004 that will be recognized as expense in future periods. In addition to these pro forma adjustments, GAAP net income per share includes, and pro forma net income per share excludes, a loss on debt extinguishment totaling $0.03, net of tax, for the nine months ended
September 30, 2004 and the year ended December 31, 2004 relating to the Company's redemption in January 2004 of $52.5 million aggregate principal amount of the outstanding 10-1/4% Senior
Subordinated Notes due 2010 issued by its subsidiaries Tempur-Pedic, Inc. and Tempur Production
USA, Inc. For the year ended December 31, 2003, GAAP net income per share includes, and pro forma net income per share excludes, transaction related expenses totaling $0.11, net of tax, relating to the write-off of deferred financing fees, original issue discount and prepayment penalties relating to the Company's re-capitalization in August 2003, and these amounts are included in loss on debt extinguishment, net of tax.
The Company believes that excluding the income tax provision on repatriation dividend, non-cash stock-based compensation expense and loss on debt extinguishment provides a measure that is more representative of ongoing costs and therefore more comparable to the Company's historical operations.

22 22
Reconciliation of Net Income per Share to Pro
Reconciliation of Net Income per Share to Pro
forma Net Income per Share
forma Net Income per Share
___________________________
1. Amounts presented represent the Company's GAAP net income per share before income tax provision on repatriation dividend of $0.06 for the nine months ended
September 30, 2005 and non-cash stock-based compensation expense of $0.02 and $0.04 for the nine months ended September 30, 2005 and 2004, respectively.
2. Pro forma net income also excludes loss on debt extinguishment, net of tax.
The Company believes that excluding income tax provision for repatriation dividend, non-cash stock-based compensation expenses and loss on debt extinguishment provides a measure that is more representative of ongoing costs and therefore more comparable to the Company’s historical operations.
(Amounts are per Share)
Sept. 30, Sept. 30,
2005 2004
GAAP Net Income per Share, Diluted 0.67 $         0.50 $
Income Tax provision on Repatriation 0.06 $         - $
Stock-based compensation expense 0.02 $         0.04 $
Loss on debt extinguishment and
transaction expenses, net of tax - $           0.03 $
Proforma Net Income per Share, Diluted 0.75 $         0.57 $
Year to Date

Investor Presentation November 2005